**AMENDMENT NO. 17**
to the
**VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT**

**Effective March 1, 2005**

Between

**JACKSON NATIONAL LIFE INSURANCE COMPANY**
("CEDING COMPANY")

and

**ACE TEMPEST LIFE REINSURANCE LTD.**
("REINSURER")

Effective August 29, 2011, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include fund name changes. To effect these changes, the following provision of this Agreement is hereby amended:

- Schedule B-2, *Subaccounts Subject to this Reinsurance Agreement*, amendment #16, is hereby replaced by the attached Schedule B-2.

| Jackson National Life Insurance Company | ACE Tempest Life Reinsurance Ltd. |
|---|---|
| By ________Lisa C. Drake______________ | By ______Huan Tseng_____________ |
| Name ______Lisa C. Drake______________ | Name ____Huan Tseng_____________ |
| Title ____SVP & Chief Actuary___________ | Title _SVP & Chief Pricing Officer_____ |
| Date ______8/15/2011__________________ | Date _____Aug 3, 2011_____________ |

SCHEDULE B-2

Subaccounts Subject to this Reinsurance Agreement

| Fund Name | Comment | Product Availability |
|---|---|---|
| JNL/American Funds Global Small Capitalization Fund | New 5/3/2010 | All |
| JNL/American Funds New World Fund | New 5/3/2010 | All |
| JNL/American Funds International Fund | New 5/3/2010 | All |
| JNL/American Funds Growth-Income Fund | New 5/3/2010 | All |
| JNL/American Funds Blue Chip Income and Growth Fund | New 5/3/2010 | All |
| JNL/American Funds Global Bond Fund | New 5/3/2010 | All |
| JNL/ BlackRock Commodity Securities Fund. | New 1/16/2007 – Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund. | All |
| JNL/BlackRock Global Allocation Fund | New 10/11/2010 | All |
| JNL/Capital Guardian Global Balanced Fund | Name changed from JNL/FMR Balanced Fund effective 4/30/2007 and from JNL/FI Balanced Fund effective 12/3/2007 | All |
| JNL/Capital Guardian Global Diversified Research Fund | Name changed from JNL/Select Global Growth Fund effective 12/3/2007 | All |
| JNL/Capital Guardian U.S. Growth Equity Fund | Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007 | All |
| JNL/Eagle Core Equity Fund | | All |
| JNL/Eagle Small Cap Equity Fund | | All |
| JNL/Franklin Templeton Founding Strategy | New 1/16/2007 | All |
| JNL/Franklin Templeton Global Growth | New 1/16/2007 | All |
| JNL/Franklin Templeton Income Fund | New 5/1/2006 | All |
| JNL/Franklin Templeton International Small Cap Growth Fund | New 12/3/2007 – Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010. | All |
| JNL/Franklin Templeton Mutual Shares | New 1/16/2007 | All |
| JNL/Franklin Templeton Small Cap Value Fund | New 5/2/05 | All |

| Fund Name | Comment | Product Availability |
|---|---|---|
| JNL/Goldman Sachs Core Plus Bond Fund | Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007. | All |
| JNL/Goldman Sachs Emerging Markets Debt Fund | New 10/6/2008 | All |
| JNL/Goldman Sachs Mid Cap Value Fund | New 5/2/05 | All |
| JNL/Goldman Sachs U.S. Equity Flex | New 1/16/2007. .Effective 10/11/2010, name changed from JNL/Credit Suisse Long/Short. | All |
| JNL Institutional Alt 20 | New 4/6/2009 | All (Restriction for Retirement Latitudes was lifted 5/3/2010) |
| JNL Institutional Alt 35 | New 4/6/2009 | All (Restriction for Retirement Latitudes was lifted 5/3/2010) |
| JNL Institutional Alt 50 | New 4/6/2009 | All (Restriction for Retirement Latitudes was lifted 5/3/2010) |
| JNL Institutional Alt 65 | New 4/6/2009 | All (Restriction for Retirement Latitudes was lifted 5/3/2010) |
| JNL/Invesco International Growth Fund | Named changed from JNL/Putnam International Equity Fund effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007. Effective 10/11/2010, name changed from JNL/AIM International Growth Fund. | All |
| JNL/Invesco Large Cap Growth Fund | Name changed from JNL/AIM Large Cap Growth Fund effective 10/11/2010. | All |
| JNL/Invesco Global Real Estate Fund | New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund. | All |
| JNL/Invesco Small Cap Growth Fund | Name changed from JNL/AIM Small Cap Growth Fund effective 10/11/2010. | All |
| JNL/Ivy Asset Strategy | New 9/28/2009 | All (Restriction for Retirement Latitudes was lifted 5/3/2010) |
| JNL/JPMorgan International Value Fund | | All |

| Fund Name | Comment | Product Availability |
|---|---|---|
| JNL/JPMorgan Mid-Cap Growth Fund | Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007, and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. Also, JNL/Putnam Mid-Cap Growth Fund was merged with this fund effective 12/3/2007. | All |
| JNL/JPMorgan U.S. Government & Quality Bond Fund | Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006,from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007. | All |
| JNL/Lazard Emerging Markets Fund | New 5/1/2006 | All |
| JNL/Lazard Mid Cap Equity Fund | Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008 | All |
| JNL/M&G Global Basics Fund | New 10/6/2008 | All |
| JNL/M&G Global Leaders Fund | New 10/6/2008 | All |
| JNL/Mellon Capital Management 10 X 10 Fund | New 4/30/2007. | All but Retirement Latitudes |
| JNL/Mellon Capital Management 25 Fund | | All |
| JNL/Mellon Capital Management Bond Index Fund | | All |
| JNL/Mellon Capital Management Communications Sector Fund | | All but Retirement Latitudes |
| JNL/Mellon Capital Management Consumer Brands Sector Fund | | All but Retirement Latitudes |
| JNL/Mellon Capital Management Oil & Gas Sector Fund | Name changed from JNL/Mellon Capital Management Energy Sector Fund effective 5/2/2005 | All but Retirement Latitudes |
| JNL/Mellon Capital Management European 30 Fund | New 10/6/2008 | All |
| JNL/Mellon Capital Management Financial Sector Fund | | All but Retirement Latitudes |
| JNL/Mellon Capital Management Global 15 Fund | | All |
| JNL/Mellon Capital Management International Index Fund | | All |
| JNL/Mellon Capital Management Index 5 Fund | New 4/30/2007. | All but Retirement Latitudes |
| JNL/Mellon Capital Management JNL 5 Fund | | All |
| JNL/Mellon Capital Management JNL Optimized 5 Fund | New 5/1/2006 | All |
| JNL/Mellon Capital Management Healthcare Sector Fund | Name changed from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund effective 5/2/05 | All but Retirement Latitudes |
| JNL/Mellon Capital Management NYSE® International 25 Fund | New 4/30/2007. | All but Retirement Latitudes |

| Fund Name | Comment | Product Availability |
|---|---|---|
| JNL/Mellon Capital Management Pacific Rim 30 Fund | New 10/6/2008 | All |
| JNL/Mellon Capital Management S&P ® SMid 60 Fund | New 4/30/2007. | All but Retirement Latitudes |
| JNL/Mellon Capital Management S&P ® 24 Fund | New 5/1/2006 | All |
| JNL/Mellon Capital Management S&P 400 MidCap Index Fund | | All |
| JNL/Mellon Capital Management S&P 500 Index Fund | Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index fund was merged into this fund. Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund. | All |
| JNL/Mellon Capital Management Select Small-Cap Fund | | All |
| JNL/Mellon Capital Management Small Cap Index Fund | Effective 4/6/2009, the JNL/Lazard Small Cap Equity fund was merged into this fund. | All |
| JNL/Mellon Capital Management Technology Sector Fund | | All but Retirement Latitudes |
| JNL/Mellon Capital Management Dow SM Dividend | New 1/17/2006 | All |
| JNL/Mellon Capital Management The Dow sm 10 Fund | Name changed effective 1/17/2006 | All |
| JNL/Mellon Capital Management The S&P® 10 Fund | Name changed effective 1/17/2006 | All |
| JNL/Mellon Capital Management VIP Fund | | All |
| JNL/Mellon Capital Management Nasdaq®25 Fund | Name changed from JNL/Mellon Capital Management Nasdaq®15 Fund effective 12/3/2007 | All |
| JNL/Mellon Capital Management Value Line®30 Fund | Name changed from JNL/Mellon Capital Management Value Line® 25 Fund effective 12/3/2007 | All |
| JNL/Mellon Capital Management Global Alpha Fund | New 9/28/2009 | All (Restriction for Retirement Latitudes was lifted eff 5/3/2010) |
| JNL/Oppenheimer Global Growth Fund | | All |
| JNL/PAM Asia ex-Japan Fund | New 3/31/2008 | All |
| JNL/PAM China-India Fund | New 3/31/2008 | All |
| JNL/PIMCO Real Return | New 1/16/2007 | All |
| JNL/PIMCO Total Return Bond Fund | | All |
| JNL/PPM America Floating Rate Income Fund | New 5/2/2011 | All |

| Fund Name | Comment | Product Availability |
|---|---|---|
| JNL/ PPM America High Yield Bond Fund | Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007, and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007. | All |
| JNL/PPM America Mid-Cap Value Fund | New 3/31/2008 | All |
| JNL/PPM America Small Cap Value Fund | New 3/31/2008 | All |
| JNL/PPM America Value Equity | Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007 | All (Exclusion of Retirement Latitudes was lifted eff 10/6/08) |
| JNL/Red Rocks Listed Private Equity Fund | New 10/6/2008 | All |
| JNL/S&P 4 Fund | New 12/3/2007 | All |
| JNL/S&P Competitive Advantage Fund | New 12/3/2007 | All but Retirement Latitudes |
| JNL Disciplined Growth | New 1/16/2007 – Name changed from JNL/S&P Disciplined Growth effective 8/29/2011 | All but Fifth Third |
| JNL Disciplined Moderate | New 1/16/2007 – Name changed from JNL/S&P Disciplined Moderate effective 8/29/2011 | All but Fifth Third |
| JNL Disciplined Moderate Growth | New 1/16/2007 – Name changed from JNL/S&P Disciplined Moderate Growth effective 8/29/2011 | All but Fifth Third |
| JNL/S&P Dividend Income & Growth Fund | New 12/3/2007 | All but Retirement Latitudes |
| JNL/S&P Intrinsic Value Fund | New 12/3/2007 | All but Retirement Latitudes |
| JNL/S&P Managed Aggressive Growth Fund | | All |
| JNL/S&P Managed Conservative Fund | | All |
| JNL/S&P Managed Growth Fund | Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund were merged into this fund. | All |
| JNL/S&P Managed Moderate Fund | Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund. | All |
| JNL/S&P Managed Moderate Growth Fund | Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund | All |
| JNL/S&P Total Yield Fund | New 12/3/2007 | All but Retirement Latitudes |
| JNL/WMC Balanced | Name changed from JNL/Select Balanced effective 5/2/2011 | All |
| JNL/WMC Money Market | Name changed from JNL/Select Money Market effective 5/2/2011 | All |

| Fund Name | Comment | Product Availability |
|---|---|---|
| JNL/WMC Value | Name changed from JNL/Select Value effective 5/2/2011 | All |
| JNL/T. Rowe Price Established Growth Fund | JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. JNL/Alger Growth Fund and JNL Oppenheimer Growth Fund were merged with this fund on 4/30/2007. | All |
| JNL/T. Rowe Price Mid-Cap Growth Fund | | All |
| JNL/T. Rowe Price Short Term Bond Fund | New 5/1/2006 – Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009 | All |
| JNL/T. Rowe Price Value Fund | | All |
| Fifth Third Balanced VIP Fund | Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 | Fifth Third Only |
| Fifth Third Disciplined Value VIP Fund | Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 | Fifth Third Only |
| Fifth Third Mid Cap VIP Fund | Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 | Fifth Third Only |
| Fifth Third Quality Growth VIP Fund | Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 | Fifth Third Only |
| | | |
| | | |
| **JNL General Account** | | |
| Guaranteed Five Year Fixed | | All but Advisors II and Perspective A Series |
| 12 Month DCA | | All |
| 6 Month DCA | | All |
| Guaranteed One Year Fixed | | All but Advisors II |
| Guaranteed Seven Year Fixed | | All but Advisors II and Perspective A Series |
| Guaranteed Three Year Fixed | | All but Advisors II and Perspective A Series |